UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2014

SUNVAULT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-181040	27-4198202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 W. Axton Road, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (778) 478-9530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Our previous independent registered public accounting firm:

(i)	On January 15, 2014, EFP Rotenberg, LLP provided notice that they were ceasing their services as our company’s independent registered public accounting firm.

(ii)
The reports of EFP Rotenberg on our company’s financial statements as of and for the fiscal years ended December 31, 2012 and December 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

(iii)	Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
Through the interim periods (subsequent to our year ended December 31, 2012) to January 15, 2014 (the date of change in accountants), there have been no disagreements with EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFP Rotenberg, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

(v)
Our company has requested that EFP Rotenberg furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The letter of EFP Rotenberg is incorporated into this report as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On January 21, 2014, our company engaged Saturna Group Chartered Accountants LLP as our new independent registered public accounting firm.  During the two most recent fiscal years and through January 21, 2014, our company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company: (a) a written report, or (b) oral advice was provided that Saturna Group Chartered Accountants LLP concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from EFP Rotenberg to the Securities and Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNVAULT ENERGY, INC.

Date: January 21, 2014	By:	/s/ Gary Monaghan
Gary Monaghan
President and Director

3